SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 17, 2003
(Date of earliest event reported)

THREE-FIVE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-4373	86-0654102

(Commission File Number)	(IRS Employer Identification Number)

1600 NORTH DESERT DRIVE
TEMPE, ARIZONA
85281
(Address of Principal Executive Offices)
(Zip Code)

(602) 389-8600
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index
EX-99.1

Item 9. Regulation FD Disclosure

     The Company is furnishing this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information, in the form of the textual information from a slide show presentation to be given at the 15th Annual Roth Capital Partners Growth Stock Conference on March 17, 2003 and the USDC Display Industry Investment Conference on March 18, 2003.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

     The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Report omits various graphic images included in the actual slides used in the presentation. We will make copies of the actual slides, including such graphic images, available for viewing at our website located at www.threefive.com, although we reserve the right to discontinue that availability at any time.

Exhibit 99.1	Three-Five Systems Presentation — at the 15th Annual Roth Capital Partners Growth Stock Conference on March 17, 2003 and the USDC Display Industry Investment Conference on March 18, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE-FIVE SYSTEMS, INC.

Date: March 17, 2003	By: /s/ Jeffrey D. Buchanan Jeffrey D. Buchanan Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Three-Five Systems Presentation — at the 15th Annual Roth Capital Partners Growth Stock Conference on March 17, 2003 and the USDC Display Industry Investment Conference on March 18, 2003.